Exhibit 99.1

FINANCIAL STATEMENTS

NAUTIC STAR, LLC & SUBSIDIARIES

Amory, Mississippi

Years Ended December 31, 2016 and 2015

Franks, Franks, Jarrell & Wilemon, P.A.

Certified Public Accountants

NAUTIC STAR, LLC & SUBSIDIARIES

TABLE OF CONTENTS

INDEPENDENT AUDITORS’ REPORT	2

FINANCIAL STATEMENTS:

Consolidated Balance Sheets	4

Consolidated Statements of Income & Members’ Equity	5

Consolidated Statements of Cash Flows	6

Consolidated Notes to the Financial Statements	7

SUPPLEMENTAL INFORMATION:

Consolidated Schedule of Selling, General, and Administrative Expenses	11

Consolidating Balance Sheets	12

Consolidating Statements of Income & Members’ Equity	13

Consolidating Statements of Cash Flows	14

Consolidating Schedules of Selling, General, and Administrative Expenses	15

P.O. Box 731 Tupelo, MS 38802 (662) 844-5226 P.O. Box 355 Fulton, MS 38843 (662) 862-4967	Partners Gary Franks, CPA Greg Jarrell, CPA Bryon Wilemon, CPA Jonathan Hagood, CPA Rudolph Franks, CPA (emeritus)

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Partners of

Nautic Star, LLC & Subsidiary

Amory, Mississippi

We have audited the accompanying consolidated financial statements of Nautic Star, LLC., (a Mississippi Limited Liability Company) and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of income and members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nautic Star, LLC., and subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Report on Consolidating and Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The consolidating information on pages 12-15 are presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies, and it is not a required part of the consolidated financial statements. The supplementary schedule on page 11 is presented for purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The consolidating information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the consolidating information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.

/s/ Franks, Franks, Jarrell & Wilemon, P.A.

Franks, Franks, Jarrell & Wilemon, P.A.

Fulton, Mississippi

September 20, 2017

NAUTIC STAR, LLC & SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

December 31, 2016 and 2015

	2016	2015

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$3,419,093	$4,703,205
Accounts receivable - net	847,796	237,539
Other receivable	—	61,773
Inventories	4,142,346	3,348,965
Prepaid expenses	159,460	158,746

Total current assets	8,568,695	8,510,228

PROPERTY, PLANT, AND EQUIPMENT	6,883,982	5,940,706
Less: Accumulated depreciation	(3,425,711)	(2,809,069)

Total property, plant & equipment	3,458,271	3,131,637

OTHER ASSETS
Bond issuance costs, net of accum. amort. of $10,841 and $10,038	1,204	2,007
Refundable deposits	1,110	1,111
Investment in association	5,000	5,000

Total other assets	7,314	8,118

TOTAL ASSETS	$12,034,280	$11,649,983

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable - trade	$1,141,246	$1,115,612
Accrued warranty reserve	1,860,343	1,722,783
Accrued repurchase liability	200,000	—
Other accrued expenses	432,603	518,935

Total current liabilities	3,634,192	3,357,330

MEMBERS’ EQUITY	8,400,088	8,292,653

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$12,034,280	$11,649,983

See accompanying notes to the consolidated financial statements.

NAUTIC STAR, LLC & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND MEMBERS’ EQUITY

For the Years Ended December 31, 2016 and 2015

	2016	2015
REVENUE

Net sales	$63,721,243	$56,523,508

Less: Cost of sales	52,882,252	46,975,616

GROSS PROFIT	10,838,991	9,547,892

Less: Selling, general and administrative expenses	4,611,671	3,701,152

INCOME FROM OPERATIONS	6,227,320	5,846,740

OTHER (INCOME)/EXPENSES
Interest income	9,241	6,217
Other income (expenses)	898	3,852

Total other income (expenses)	10,139	10,069

NET INCOME	6,237,459	5,856,809

Members’ equity at beginning of year	8,292,653	6,629,137

Member distributions	(6,130,024)	(4,193,293)

Members’ equity at end of year	$8,400,088	$8,292,653

See accompanying notes to the consolidated financial statements.

NAUTIC STAR, LLC & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2016 and 2015

	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$6,237,459	$5,856,809
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and Amortization	617,445	393,456
(Increase) decrease in:
Accounts receivable	(610,257)	(106,354)
Other receivable	61,773	(61,773)
Inventories	(793,381)	288,770
Prepaid expenses	(714)	5,812
Increase (decrease) in:
Accounts payable	25,634	(456,337)
Accrued expenses	251,228	490,144
Refundable deposits	1	—

Net cash provided by (used in) operating activities	5,789,188	6,410,527

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(943,276)	(1,131,168)

Net cash provided by (used in) investing activities	(943,276)	(1,131,168)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to members	(6,130,024)	(4,193,293)

Net cash provided by (used in) financing activities	(6,130,024)	(4,193,293)

INCREASE (DECREASE) IN CASH	(1,284,112)	1,086,066

CASH AT BEGINNING OF YEAR	4,703,205	3,617,139

CASH AT END OF YEAR	$3,419,093	$4,703,205

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$—	$—

See accompanying notes to the consolidated financial statements.

NAUTIC STAR, LLC & SUBSIDIARIES

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

December 31, 2016 and 2015

NOTE 1 - SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Operations — Nautic Star, LLC. (The Company) is engaged primarily in the manufacture, distribution and sale of recreational boats, engines and parts. The Company sells its products to retail dealers throughout the United States.

Basis of Consolidation — The consolidated financial statements include the accounts Navigator Marine, LLC. and NS Transport, LLC., both a wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

Revenue Recognition - The Company’s revenue is derived primarily from the sale of boats, marine parts and accessories. Revenue is recognized in accordance with the terms of the sale, primarily upon shipment to customers, once the sales price is determinable and collectability is reasonably assured.

Dealer Incentives - The Company offers discounts and sales incentives that include retail promotions, rebates, and floor plan reimbursement costs that are recorded as reductions of revenues in net sales in the consolidated statements of operations. Dealer rebates and sales promotion incentives for the years ended December 31, 2016 and 2015 totaled $515,563 and $360,102, respectively.

Floor Plan Reimbursement Costs - The Company participates in various programs whereby it agrees to reimburse its dealers certain floor plan interest costs incurred by such dealers. Such costs are included as a reduction in net sales in the consolidated statements of operations and for the year ended December 31, 2016 and 2015 totaled $63,933 and 57,785, respectively.

Cash and Cash Equivalents - The Company considers all highly liquid investments with a maturity of three months or less, when purchased, to be “cash equivalent”.

Receivables — The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of past write-offs and collections and current credit conditions. The Company’s policy is not to accrue interest on accounts receivable. Accounts are written off as uncollectible at the time management determines that collection is unlikely. As of December 31, 2016 or 2015 the allowance account had a balance of $0 and $0, respectively.

Inventories - Inventories are stated at the lower of cost (determined on a first-in, first-out basis) or market and include material, labor and factory overhead. Inventories were as follows at year end:

	2016	2015
Raw materials and supplies	$1,870,112	$1,479,550
Work in process - boats	831,070	683,467
Finished goods - boats	67,384	132,591
Engines	1,128,327	843,747
Finished goods - trailers	12,537	15,461
In-Transit Inventory	232,916	194,149

Total	$4,142,346	$3,348,965

NAUTIC STAR, LLC & SUBSIDIARY

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

December 31, 2016 and 2015

NOTE 1 - SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES - continued

Property, Plant and Equipment - Property, Plant and Equipment is stated at cost. Property, plant and equipment is depreciated over the estimated useful lives of the related assets using primarily the straight-line method. Depreciation expense for the years ended December 31, 2016 and 2015 was $617,445 and $393,456, respectively. Total fixed assets at December 31, 2016 and 2015 were as follows:

	2016	2015
Buildings	$1,460,173	$1,454,523
Building improvements	1,071,242	904,093
Autos and trucks	196,028	105,388
Fixtures and equipment	1,370,075	945,995
Molds	2,786,464	2,530,707

Total	$6,883,982	$5,940,706

Maintenance, repairs, and renewals, which neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Gains and losses on dispositions of property and equipment are included in income.

Investments in Associations — The Company owns 100 shares in a material purchasing association. The investment in this association is recorded at cost.

Income Taxes — Nautic Star, LLC is treated as a partnership for income tax purposes and as such, each member is taxed separately on their distributive share of the Company’s income whether or not that income is actually distributed. Navigator Marine, LLC is considered a disregarded entity for income tax purposes and its net activity will be reported on Nautic Star, LLC’s income tax returns.

Reserve for Warranty Obligations - The Company offers warranties on the sale of certain products for a period of up to 10 years and records an accrual for the estimated future claims. Such accruals are based upon historical experience and management’s estimates of the level of future claims, and are subject to adjustment as actual claims are determined or as changes in the obligations become reasonably estimable. At December 31, 2016 and 2015, reserves in the amount of $1,860,343 and $1,722,783 have been established, respectively.

Freight Costs - The Company includes freight costs in costs of goods sold. Total freight and shipping costs included in costs of goods sold for the years ended December 31, 2016 and 2015 was $1,736,022 and $1,557,885, respectively.

Advertising Costs - The Company expenses all advertising costs in the period in which they are incurred. Advertising expense was $189,124 and $11,292 for the years ended December 31, 2016 and 2015, respectively.

Subsequent Events - Management has evaluated subsequent events through September 20, 2017, the date on which the financial statements were available to be issued.

NOTE 2 - PENSION PLAN

The Company has established a 401 (k) plan. All employees over the age of 18 and with six months of service are eligible to participate. The Company may make discretionary payments as well as discretionary matching of employees’ contributions. Employees may elect to defer amounts according to the maximum allowed under Federal guidelines. For the years ended December 31, 2016 and 2015, discretionary matching contributions were $25,757 and $29,101, respectively.

NAUTIC STAR, LLC & SUBSIDIARY

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

December 31, 2016 and 2015

NOTE 3 - CONCENTRATION OF CREDIT RISK

The Company maintains deposits that at times excess of federally insured limits. The risk associated with these uninsured funds is managed by maintaining all deposits in high quality financial institutions. At December 31, 2016 and 2015, deposits in excess of federally insured limits totaled $3,617,488 and $4,751,151, respectively.

The Company extends credit to its customers, a significant portion of which are in the recreational boat industry throughout the United States.

NOTE 4 - USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates relate to reserved warranty obligations (Note 1 and Note 9) and repurchase commitments (Note 8). These estimates may be adjusted as more current information becomes available, and any adjustment could be significant.

NOTE 5 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards Codification (FASB ASC 825-10), requires disclosures about the fair value for all financial instruments, whether or not recognized, for financial statement purposes. Disclosures about fair value of financial instruments are based on pertinent information available to management as of December 31, 2016 and 2015. Accordingly, the estimates presented in these statements are not necessarily indicative of the amounts that could be realized on the financial instruments.

Management has estimated the fair values of cash, receivables, accounts payable, accrued expenses and short-term borrowings to be approximately their respective carrying values reported on these statements because of their short maturities.

NOTE 6 — ACCOUNTS RECEIVABLE

Accounts receivable at December 31, 2016 and 2015 consisted of the following:

	2016	2015
Trade accounts receivable	$847,796	$226,142
Accounts receivable-other	296,062	61,773
Due from employees	0	11,397
	1,143,858	299,312
Less: Receivable from consolidated entity	(296,062)	0
Less: Allowance for doubtful accounts	0	0

Total	$847,796	$299,312

NAUTIC STAR, LLC & SUBSIDIARY

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

December 31, 2016 and 2015

NOTE 7 — CONCENTRATIONS

Total sales for the years ended December 31, 2016 and 2015 included sales to one major customer that accounted for 11% and 15% of the total consolidated net sales, respectively. This customer accounted for 11% and 0% of the consolidated net accounts receivable at December 31, 2016 and 2015, respectively.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

The Company is party to floor plan repurchase agreements with several financial institutions. These agreements call for the repurchase of unsold inventory by the Company under certain circumstances outlined in the agreements. In the event that repurchase is deemed necessary, the new, unsold merchandise would be purchased by the Company for the amount due to the financial institutions. Normally, the amount due to the financial institutions would be the principal balance outstanding reduced by offsets for damages or misuse. The Company would then reacquire the merchandise and sell the merchandise through its normal distribution channels. The reserve for losses on potential repurchase commitments was $200,000 and $0 for the years ended December 31, 2016 and 2015, respectively.

NOTE 9 — WARRANTY RESERVE

The following summarizes the changes in the Company’s aggregate liability under product warranties:

	2016	2015

Balance at beginning of period	$1,722,783	$1,453,650
Warranties accrued during the year	637,212	613,724
Settlements made during the period	(499,652)	(344,591)
Changes in adjustments, including expirations	0	0

Balance at end of period	$1,860,343	$1,722,783

NOTE 10 — RELATED PARTY TRANSACTIONS

The Company utilizes the services of Star Printing, Inc., whose sole shareholder is a 40% equity member of the Company.

Related party balances at December 31, 2016 and 2015 are as follows:

	2016	2015

Services and equipment purchased	$158,963	$148,689
Accounts payable	$0	$0

SUPPLEMENTAL SCHEDULES

NAUTIC STAR, LLC & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

For the Years Ended December 31, 2016 and 2015

	2016	2015
Accounting & legal	$100,532	$100,969
Advertising and promotional	189,124	11,292
Automobile	35,383	34,333
Bank charges	697	371
Computer support	56,471	59,619
Consulting	—	700
Contributions	11,700	395
Depreciation	42,963	7,528
Dues & subscriptions	50,593	49,573
Employee relations	75,587	79,578
Insurance - other	211,449	150,048
Meals & entertainment	6,590	9,645
Miscellaneous	9,006	7,366
Office supplies	98,336	66,287
Payroll taxes	104,053	77,655
Pension plan expense	8,424	9,850
Postage	5,026	4,344
Research and development	254,348	204,635
Rent - equipment	11,133	8,615
Repairs and maintenance	516,365	264,775
Safety & security	186,152	35,128
Salaries - office & management	1,055,830	1,117,567
Sales commissions	1,251,858	1,180,159
Taxes & licenses	226,944	163,193
Telephone	25,171	15,616
Travel	46,527	24,175
Uniforms	31,409	17,736

Total	$4,611,671	$3,701,152

NAUTIC STAR, LLC & SUBSIDIARIES

CONSOLIDATING BALANCE SHEETS

December 31, 2016 and 2015

	2016					2015
	Nautic Star,	NS Transport,	Navigator	Consolidating		Nautic Star,	Navigator	Consolidating
	LLC	LLC	Marine, LLC	Entries	Totals	LLC	Marine, LLC	Entries	Totals

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$3,225,753	$192,308	$1,032	$—	$3,419,093	$4,702,153	$1,052	$—	$4,703,205
Accounts receivable - net	1,143,858	—	—	(296,062)	847,796	237,539	—	—	237,539
Other receivables	—	—	—	—	—	61,773	—	—	61,773
Inventories	4,142,346	—	—	—	4,142,346	3,348,965	—	—	3,348,965
Prepaid expenses	159,460	—	—	—	159,460	158,746	—	—	158,746

Total current assets	8,671,417	192,308	1,032	(296,062)	8,568,695	8,509,176	1,052	—	8,510,228

PROPERTY, PLANT, AND EQUIPMENT	6,743,982	140,000	—	—	6,883,982	5,940,706	—	—	5,940,706
Less: Accumulated depreciation	(3,390,711)	(35,000)	—	—	(3,425,711)	(2,809,069)	—	—	(2,809,069)

Total property, plant & equipment	3,353,271	105,000	—	—	3,458,271	3,131,637	—	—	3,131,637

OTHER ASSETS
Bond issuance costs, net of accum. amort, of $10,841 and $10,038	1,204	—	—	.	1,204	2,007	—	—	2,007
Refundable deposits	1,110	.	—	—	1,110	1,111	.	—	1,111
Investment in association	5,000	—	—	—	5,000	5,000	—	—	5,000

Total other assets	7,314	—	—	—	7,314	8,118	—	—	8,118

TOTAL ASSETS	$12,032,002	$297,308	$1,032	$(296,062)	$12,034,280	$11,648,931	$1,052	$—	$11,649,983

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable - trade	$1,140,854	$392	$—	$—	$1,141,246	$1,115,612	$—	$—	$1,115,612
Accrued warranty reserve	1,860,343	—	—	—	1,860,343	1,722,783	—	—	1,722,783
Accrued repurchase liability	200,000	—	—	—	200,000	—	—	—	—
Other accrued expenses	407,770	320,895	—	(296,062)	432,603	518,935	—	—	518,935

Total current liabilities	3,608,967	321,287	—	(296,062)	3,634,192	3,357,330	—	—	3,357,330

MEMBERS’ EQUITY	8,423,035	(23,979)	1,032	—	8,400,088	8,291,601	1,052	—	8,292,653

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$12,032,002	$297,308	$1,032	$(296,062)	$12,034,280	$11,648,931	$1,052	$—	$11,649,983

NAUTIC STAR, LLC & SUBSIDIARIES

CONSOLIDATING STATEMENTS OF INCOME AND MEMBERS’ EQUITY

For the Years Ended December 31, 2016 and 2015

	2016					2015
	Nautic Star,	NS Transport,	Navigator	Consolidating		Nautic Star,	Navigator	Consolidating
	LLC	LLC	Marine, LLC	Entries	Totals	LLC	Marine, LLC	Entries	Totals
REVENUE

Net sales	$63,721,243	$700,040	$—	$(700,040)	$63,721,243	$56,523,508	$—	$—	$56,523,508

Less: Cost of sales	52,974,681	607,611	—	(700,040)	52,882,252	46,975,616	.	—	46,975,616

GROSS PROFIT	10,746,562	92,429	—	—	10,838,991	9,547,892	—	—	9,547,892

Less: Selling, general and administrative expenses	4,495,243	116,408	20	—	4,611,671	3,701,152	—	—	3,701,152

INCOME (LOSS) FROM OPERATIONS	6,251,319	(23,979)	(20)	—	6,227,320	5,846,740	—	—	5,846,740

Interest income	9,241	—	—		9,241	6,217	—	—	6,217
Other income (expenses)	898		—	—	898	3,852	—	—	3,852

Total other income (expenses)	10,139	—	—	—	10,139	10,069	—	—	10,069

NET INCOME (LOSS)	6,261,458	(23,979)	(20)	—	6,237,459	5,856,809	—	—	5,856,809

Members’ equity at beginning of year	8,291,601	—	1,052	—	8,292,653	6,418,085	211,052	—	6,629,137

Member distributions	(6,130,024)	—	—	—	(6,130,024)	(3,983,293)	(210,000)	—	(4,193,293)

Members’ equity at end of year	$8,423,035	$(23,979)	$1,032	$—	$8,400,088	$8,291,601	$1,052	$—	$8,292,653

NAUTIC STAR, LLC & SUBSIDIARIES

CONSOLIDATING STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2016 and 2015

	2016					2015
	Nautic Star,	NS Transport,	Navigator	Consolidating		Nautic Star,	Navigator	Consolidating
	LLC	LLC	Marine, LLC	Entries	Totals	LLC	Marine, LLC	Entries	Totals
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$6,261,458	$(23,979)	$(20)	$—	$6,237,459	$5,856,809	$—	$—	$5,856,809
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and Amortization	582,445	35,000	—	—	617,445	393,456	—	—	393,456
(Increase) decrease in:
Accounts receivable	(906,319)	—	—	296,062	(610,257)	(106,354)	—	—	(106,354)
Other receivable	61,773	—	—	—	61,773	(61,773)	—	—	(61,773)
Inventories	(793,381)	—	—	—	(793,381)	288,770	—	—	288,770
Prepaid expenses	(714)	—	—	—	(714)	5,812	—	—	5,812
Increase (decrease) in:
Accounts payable	25,242	392	—	—	25,634	(456,337)	—	—	(456,337)
Accrued expenses	226,395	320,895	—	(296,062)	251,228	490,144	—	—	490,144
Refundable deposits	1	—	—	—	1	—	—	—	—

Net cash provided by (used in) operating activities	5,456,900	332,308	(20)	—	5,789,188	6,410,527	—	—	6,410,527

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(803,276)	(140,000)	—	—	(943,276)	(1,131,168)	—	—	(1,131,168)

Net cash provided by (used in) investing activities	(803,276)	(140,000)	—	—	(943,276)	(1,131,168)	—	—	(1,131,168)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to members	(6,130,024)	—	—	—	(6,130,024)	(3,983,293)	(210,000)	—	(4,193,293)

Net cash provided by (used in) financing activities	(6,130,024)	—	—	—	(6,130,024)	(3,983,293)	(210,000)	—	(4,193,293)

INCREASE (DECREASE) IN CASH	(1,476,400)	192,308	(20)	—	(1,284,112)	1,296,066	(210,000)	—	1,086,066

CASH AT BEGINNING OF YEAR	4,702,153	—	1,052	—	4,703,205	3,406,087	211,052	—	3,617,139

CASH AT END OF YEAR	$3,225,753	$192,308	$1,032	$—	$3,419,093	$4,702,153	$1,052	$—	$4,703,205

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid during the year for:
Interest	$—	$—	$—	$—	$—	$—	$—	$—	$—

NAUTIC STAR, LLC & SUBSIDIARIES

CONSOLIDATING SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

For the Years Ended December 31, 2016 and 2015

	2016					2015
	Nautic Star,	NS Transport,	Navigator	Consolidating		Nautic Star,	Navigator	Consolidating
	LLC	LLC	Marine, LLC	Entries	Totals	LLC	Marine, LLC	Entries	Totals
Accounting & legal	$100,162	$350	$20	$—	$100,532	$100,969	$—	$—	$100,969
Advertising and promotional	187,794	1,330	—	—	189,124	11,292	—	—	11,292
Automobile	35,383		—	—	35,383	34,333	—	—	34,333
Bank charges	697		—	—	697	371	—	—	371
Computer support	56,471		—	—	56,471	59,619	—	—	59,619
Consulting	—				—	700			700
Contributions	11,700		—	—	11,700	395	—	—	395
Depreciation	7,963	35,000	—	—	42,963	7,528	—	—	7,528
Dues & subscriptions	50,593		—	—	50,593	49,573	—	—	49,573
Employee relations	74,982	605	—	—	75,587	79,578	—	—	79,578
Insurance - other	176,661	34,788	—	—	211,449	150,048	—	—	150,048
Meals & entertainment	6,590		—	—	6,590	9,645	—	—	9,645
Miscellaneous	9,006		—	—	9,006	7,366	—	—	7,366
Office supplies	97,907	429	—	—	98,336	66,287	—	—	66,287
Payroll taxes	86,273	17,780	—	—	104,053	77,655	—	—	77,655
Pension plan expense	8,424		—	—	8,424	9,850	—	—	9,850
Postage	4,843	183	—	—	5,026	4,344	—	—	4,344
Research and development	254,348		—	—	254,348	204,635	—	—	204,635
Rent - equipment	11,133		—	—	11,133	8,615	—	—	8,615
Repairs and maintenance	513,355	3,010	—	—	516,365	264,775	—	—	264,775
Safety & security	186,152		—	—	186,152	35,128	—	—	35,128
Salaries - office & management	1,046,830	9,000	—	—	1,055,830	1,117,567	—	—	1,117,567
Sales commissions	1,251,858		—	—	1,251,858	1,180,159	—	—	1,180,159
Taxes & licenses	213,011	13,933	—	—	226,944	163,193	—	—	163,193
Telephone & utilities	25,171		—	—	25,171	15,616	—	—	15,616
Travel	46,527		—	—	46,527	24,175	—	—	24,175
Uniforms	31,409		—	—	31,409	17,736	—	—	17,736

Total	$4,495,243	$116,408	$20	$—	$4,611,671	$3,701,152	$—	$—	$3,701,152